MASSACHUSETTS INVESTORS TRUST *

                      Supplement to the Current Prospectus

Effective February 17, 2004, the Portfolio Manager section of the prospectus is hereby restated as follows:

The Massachusetts Investors Trust is managed by John D. Laupheimer, Jr., an MFS Senior Vice President. Mr. Laupheimer has been the fund's portfolio manager since 1992, and has been employed in the MFS investment management area since 1981.

                The date of this Supplement is February 25, 2004.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.